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                                                                     EXHIBIT 4.3

                              PHARMION CORPORATION

                      SERIES C OMNIBUS AMENDMENT AGREEMENT

         This Series C Omnibus Amendment Agreement (the "Omnibus Agreement") is made and entered into as of October 11, 2002 by and among Patrick Mahaffy and Judith Hemberger (the "Founders"), Pharmion Corporation, a Delaware corporation (the "Company"), the investors listed on Exhibit A hereto, each of which is herein referred to as a "Series A Investor," the investors listed on Exhibit B hereto, each of which is herein referred to as a "Series B Investor," the investors listed on Exhibit C hereto, each of which is herein referred to as a "Series C Investor" (together with the Series B Investors, the "Senior Preferred Investors" and each such Series A Investor, Series B Investor and Series C Investor further collectively being referred to as an "Investor"), who become parties to this Agreement by executing and delivering a Financing Signature Page (as defined in the Series C Purchase Agreement referred to below) and, solely for the purposes of amending the Co-Sale Agreement (as defined below), the individuals and entities listed on Exhibit C-1 hereto (each, an "Other Stockholder" and collectively the "Other Stockholders").

                                    RECITALS

         In connection with the sale of the Series B Preferred Stock of the Company (the "Series B Preferred Stock"), the Founders, the Company, the Series A Investors and the Series B Investors entered into: (i) the Amended and Restated Investors' Rights Agreement, dated as November 30, 2001 (the "Investors' Rights Agreement"), (ii) the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 30, 2001 (the "Co-Sale Agreement"), to which the Other Stockholders are additional parties thereto and
(iii) the Amended and Restated Voting Agreement, dated as of November 30, 2001 (the "Voting Agreement") (together, the "Series B Ancillary Agreements").

         The Company and the Series C Investors have entered into a Series C Preferred Stock Purchase Agreement (the "Series C Purchase Agreement") of even date herewith pursuant to which the Company desires to sell to the Series C Investors, and the Series C Investors desire to purchase from the Company, shares of the Company's Series C Preferred Stock (the "Series C Preferred Stock" and, together with the Series B Preferred Stock, the "Senior Preferred Stock"). A condition to the Series C Investors' obligations under the Series C Purchase Agreement is that the Founders, the Company, the Series A Investors, the Series B Investors and the Series C Investors (and the Other Stockholders solely with respect to amending the Co-Sale Agreement) enter into this Omnibus Agreement to amend certain terms and conditions of each of the Series B Ancillary Agreements in order to provide the Series C Investors with certain rights which are held by the Series B Investors. The Founders, the Company, the Series A Investors and the Series B Investors (and the Other Stockholders solely with respect to amending the Co-Sale Agreement) each desire to induce the Series C Investors to purchase shares of Series C Preferred Stock pursuant to the Series C Purchase Agreement by entering into this Omnibus Agreement which amends each of the Series B Ancillary Agreements as set forth herein.

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                                    AGREEMENT

         1. AMENDMENT AND WAIVER OF THE INVESTORS' RIGHTS AGREEMENT. Pursuant to the amendment and waiver provisions of the Investors' Rights Agreement, the Company, the Founders, the holders of a majority of the Founders' Stock, the holders of a majority of the Series A Registrable Securities and 55% of the Series B Registrable Securities outstanding (as such terms are defined in the Investors' Rights Agreement) hereby agree to amend the Investors' Rights Agreement and waive certain rights as follows:

                  1.1. DEFINITIONS. Section 1.1 of the Investors' Rights Agreement is hereby amended as follows:

                           (a)      By adding two new subclauses to the
         beginning of such section (further adjusting the lettering of the subsequent subclauses of such section accordingly) which will be and read as follows:

                                    "(a)     The term "Series C Preferred Stock"
                                    means the Company's Series C Preferred
                                    Stock; the term "Senior Preferred Stock" shall refer collectively to the Company's Series B Preferred Stock and Series C Preferred Stock; the term "Series C Investors" means investors in the Series C Preferred Stock, each of whom is listed on Exhibit C hereto; the term "Senior Preferred Investors" shall refer collectively to the Series B Investors and the Series C Investors; and the term "Series C Purchase Agreement" means the Series C Preferred Stock Purchase Agreement, dated October 11, 2002, by and among the Company and the Series C Investors;

                                    (b)      Notwithstanding the definitions
                                    ascribed to such terms in the preamble and recitals to this Agreement, the following terms shall have the following meanings:
                                    "Preferred Stock" shall refer collectively to the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock; "Investor" shall refer to each of:
                                    (i) the Series A Investors, (ii) the Series
                                    B Investors and (iii) the Series C
                                    Investors;"

                           (b) By amending and restating subclause (d) (formerly subclause (b)) of such section in its entirety as follows:

                                    "The term "Registrable Securities" means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock and the Senior Preferred Stock, including any shares of Common Stock issuable or issued upon conversion of the Series B Preferred Stock issuable or issued to Celgene Corporation (together with its permitted successors and assigns, "Celgene") upon exercise of that certain Warrant to purchase shares of Series B Preferred Stock,
                                    (ii) the shares of Common Stock issued to the Founders (the "Founders' Stock"), provided, however, that for the

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                                    purposes of Section 1.2, 1.4 or 1.13 the
                                    Founders' Stock (other than any shares of Common Stock issued upon conversion of their shares of Series A Preferred Stock and Senior Preferred Stock held by them), shall not be deemed Registrable Securities and the Founders shall not be deemed Holders, and
                                    (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) and (ii); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;"

                           (c) By amending and restating subclause (e) (formerly subclause (c)) of such section in its entirety as follows:

                                    "The term "Series A Registrable Securities" means Registrable Securities consisting of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, and the term "Senior Preferred Registrable Securities" means Registrable Securities consisting of Common Stock issuable or issued upon conversion of shares of Senior Preferred Stock;"

                  1.2.     AMENDMENT OF CERTAIN REFERENCES.

                           (a) All references to the term "Series B Registrable Securities" in the Investors' Rights Agreement are hereby amended to be references to "Senior Preferred Registrable Securities."

                           (b) The references in Sections 1.13 and 2.3(d) of the Investors' Rights Agreement to "Series B Preferred Stock" and "Purchase Agreement" are hereby amended to be references to "Series C Preferred Stock" and "Series C Purchase Agreement" respectively.

                           (c)      The reference in Section 3.3 of the
         Investors' Rights Agreement to "Series B Preferred Stock" is hereby amended to be a reference to "Senior Preferred Stock."

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                  1.3.     SELECTION OF UNDERWRITER. Section 1.5 of the
         Investors' Rights Agreement is hereby amended by adding a new subclause to the end of such section, which will be and read as follows:

                           "(j)     In the case of any public offering of equity
                           of the Company in which existing shareholders of the Company are permitted to sell equity, the Company will refrain from using a particular underwriter if General Electric Pension Trust ("GEPT") provides the Company with a written legal opinion, in form and substance reasonably satisfactory to the Company, concluding that the use of such underwriter in the public offering would reasonably be expected to result in a non-exempt prohibited transaction under
                           Section 406 of ERISA with respect to GEPT."

                  1.4. WAIVER OF RIGHT OF FIRST OFFER UNDER THE INVESTORS' RIGHTS AGREEMENT. Section 2.3 of the Investors' Rights Agreement as to the right of first offer with respect to the sale of the shares of the Series C Preferred Stock pursuant to the Series C Purchase Agreement is hereby waived in its entirety, such waiver to be effective as of the date hereof and only with respect to such sale of Series C Preferred Stock.

                  1.5. FIRPTA COVENANT. The Investors' Rights Agreement is hereby amended by adding a new clause after Section 2.4, identified as
         Section 2.5, which will be and read as follows:

                           "2.5     FIRPTA COVENANT. The Company shall provide
                           prompt notice to each Investor following any "determination date" (as defined in Treasury Regulation Section 1.897-2(c)(1)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by any Investor, the Company shall provide such Investor with a written statement informing such Investor whether its interest in the Company constitutes a United States real property interest. The Company's determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company's written statement to any request by an Investor pursuant to this Section 2.5 shall be delivered to such Investor within 10 days of such Investor's written request therefor. The Company's obligation to furnish such written statement shall continue notwithstanding the fact that a class of the Company's stock may be regularly traded on an established securities market or the fact that there is no preferred stock then outstanding."

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                  1.6.     SUBORDINATION OF CLAIMS. Section 3.2 of the
         Investors' Rights Agreement is hereby amended and restated in its entirety as follows:

                           "Series A Investors hereby agree that to the extent they may have any claim against the Company for breach of a representation or warranty in connection with the purchase by them of the shares of Series A Preferred Stock from the Company which is based on facts similar to facts underlying a claim that the Series B Investors and/or Series C Investors may have against the Company for breach of a representation or warranty by the Company in connection with the purchase by the Series B Investors of the shares of Series B Preferred Stock and/or the purchase by the Series C Investors of the shares of Series C Preferred Stock from the Company, all such rights they may have with respect to any such claim shall be subordinated to the rights of the Series B Investors and/or Series C Investors."

                  1.7. AMENDMENTS AND WAIVERS. Section 3.4 of the Investors' Rights Agreement is hereby amended and restated in its entirety as follows:

                           "Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Series A Registrable Securities and 55% of the Senior Preferred Registrable Securities then outstanding, not including the Founders' Stock; provided that (a) if such amendment has the effect of affecting the Founders' Stock (i) in a manner different than securities issued to the Investors and (ii) in a manner adverse to the interests of the holders of the Founders' Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders' Stock; or (b) if such amendment has the effect of affecting holders of the Series C Preferred Stock (i) in a manner different than the holders of the Series B Preferred Stock and (ii) in a manner adverse to the interests of the holders of the Series C Preferred Stock, then such amendment shall require the consent of the holders of at least eighty percent (80%) of the then outstanding shares of the Series C Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to the Agreement, whether or not such party has signed such amendment or waiver, each future holder of all such Registrable Securities, and the Company. Notwithstanding the foregoing, this Agreement may be further amended for Celgene to join in, and be bound by, this Agreement as a holder of Senior Preferred Registrable Securities hereunder, whereupon the Company shall amend Exhibit B to include Celgene and deliver the amended Exhibit B to each Investor no later than ten (10) days after Celgene becomes a party."

                  1.8. ADDITION OF EXHIBIT. The Investors' Rights Agreement is hereby amended by adding thereto a new exhibit, identified as Exhibit C, which shall be the same as Exhibit C to this Omnibus Agreement.

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                  1.9.     ADDITION OF SERIES C INVESTORS AS PARTIES TO THE
         INVESTORS' RIGHTS AGREEMENT. By their signature to this Omnibus Agreement, each of the Series C Investors is hereby added as a party to the Investors' Rights Agreement, effective as of the date hereof.

         2. AMENDMENT AND WAIVER OF THE CO-SALE AGREEMENT. Pursuant to the amendment and waiver provisions of the Co-Sale Agreement, the Company, the Founders (who are the Key Employees and holders of a majority of the Shares held by the Key Employees), holders of a majority of the Series A Preferred Stock, holders of 55% of the Series B Preferred Stock held by the Series B Investors and a majority (by number of Shares held) of the Other Stockholders (as such terms are defined in the Co-Sale Agreement) hereby agree to amend the Co-Sale Agreement as follows:

                  2.1. PREAMBLE AND RECITALS. The Preamble and Recitals to the Co-Sale Agreement are hereby amended and restated in their entirety as follows:

                           "This Amended and Restated Right of First Refusal and Co-Sale Agreement (the "Agreement") is made and entered into as of October 11, 2002 by and among Patrick Mahaffy and Judith Hemberger (the "Founders"), Pharmion Corporation, a Delaware corporation (the "Company"), the investors listed on Exhibit A hereto, each of which is herein referred to as a "Series A Investor," the investors listed on Exhibit B hereto, each of which is herein referred to as a "Series B Investor," the investors listed on Exhibit D hereto, each of which is herein referred to as a "Series C Investor" (together with the Series B Investors, the "Senior Preferred Investors" and each such Series A Investor, Series B Investor and Series C Investor further collectively being referred to as an "Investor"), who become parties to this Agreement by executing and delivering a Financing Signature Page (as defined in the Purchase Agreement referred to below); and the individuals or entities listed on Exhibit C-1 hereto who become parties to this Agreement by executing and delivering a signature page substantially in the form of Exhibit C-2 hereto (each, an "Other Stockholder" and collectively the "Other Stockholders"); and the individuals listed on Exhibit C-3 who become parties to this Agreement by executing and delivering a signature page substantially in the form of Exhibit C-4 hereto (each, a "Key Employee" and collectively, with the Founders, the "Key Employees"). The terms "Stockholder" and "Stockholders" shall include, individually or collectively, as the case may be, the Investors, Other Stockholders and Key Employees.

                                                  RECITALS

                           The Founders, the Company and the Series A Investors entered into a Right of First Refusal and Co-Sale Agreement, dated January 5, 2000, in connection with the sale of Series A-1 Preferred Stock and Series A-2 Preferred Stock of the Company (collectively, the "Series A Preferred

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                           Stock") to the Series A Investors (the "Original
                           Agreement"). Pursuant to the Original Agreement, the Founders granted to the Company, first, and then to the Series A Investors, a right of first refusal on any transfers of shares by either Founder. In the event neither the Company nor the Series A Investors exercised that right of first refusal, each of the Series A Investors had the right to participate, on a pro rata basis, with the Founder transferring his or her shares.

                           The Founders, the Company, the Series A Investors, the Series B Investors, the Other Stockholders and the Key Employees entered into an Amended and Restated Right of First Refusal and Co-Sale Agreement (the "Amended Agreement"), dated as of November 30, 2001, in connection with the sale of Series B Preferred Stock of the Company (the "Series B Preferred Stock") to the Series B Investors, which granted the Series B Investors certain "co-sale" rights and provided the Series A Investors and Series B Investors certain participation rights in subsequent sales by all of the parties thereto of shares of the Company's capital stock.

                           The Company and the Series C Investors have entered into a Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Company desires to sell to the Series C Investors, and the Series C Investors desire to purchase from the Company, shares of the Company's Series C Preferred Stock (the "Series C Preferred Stock" and, together with the Series B Preferred Stock, the "Senior Preferred Stock"). A condition to the Series C Investors' obligations under the Series C Purchase Agreement is that the Company and the Stockholders enter into this Agreement in order to provide the Series C Investors with certain "co-sale" rights and to provide all of the Investors the opportunity to purchase and/or participate, upon the terms and conditions set forth in this Agreement, in subsequent sales by all of the parties hereto of shares of the Company's capital stock.

                           Additionally, each of the parties to the Amended Agreement desires to induce the Series C Investors to purchase shares of Series C Preferred Stock pursuant to the Purchase Agreement by entering into this Agreement."

                  2.2.     NOTICE OF SALES; RIGHT OF FIRST REFUSAL.

                           (a) All references to the term "Series B Preferred Stock" in Section 1.1 of the Co-Sale Agreement are hereby amended to be references to "Senior Preferred Stock."

                           (b)      The reference in the final sentence of
         Section 1.1 of the Co-Sale Agreement to the "Series B Investors" is hereby amended to be a reference to "Senior Preferred Investors."

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                  2.3.     CO-SALE RIGHTS. Section 1.2 of the Co-Sale Agreement
         is hereby amended and restated in its entirety as follows:

                           "If the Investor Rights of First Refusal are not exercised in full by the Investors, each Senior Preferred Investor shall have the right (the "Co-Sale Right"), exercisable upon written notice to the Company within fifteen (15) business days after the Determination Notice Date to participate in such Selling Stockholder's sale of Shares pursuant to the specified terms and conditions of such Purchase Offer. To the extent a Senior Preferred Investor exercises such Co-Sale Right in accordance with the terms and conditions set forth below, the number of Offered Shares which such Selling Stockholder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The Co-Sale Right of each Senior Preferred Investor shall be subject to the following terms and conditions:

                                    (a)      CALCULATION OF SHARES. Each Senior
                           Preferred Investor may sell all or any part of that number of shares of Common Stock of the Company issued or issuable upon conversion of shares of the Senior Preferred Stock held by such Senior Preferred Investor, or Common Stock received in connection with any stock dividend, stock split or other reclassification of shares of Senior Preferred Stock and Common Stock issued upon conversion of shares of Senior Preferred Stock (the "Senior Preferred Conversion Shares") equal to the product obtained by multiplying (i) the aggregate number of Offered Shares covered by the Purchase Offer by (ii) a fraction, the numerator of which is the number of Senior Preferred Conversion Shares at the time owned by such Senior Preferred Investor and the denominator of which is the sum of (A) the total number of Senior Preferred Conversion Shares at the time owned by all Senior Preferred Investors participating in such sale plus (B) the total number of Shares at the time owned by such Selling Stockholder, including shares transferred by such Selling Stockholder to Permitted Transferees (as defined below) in accordance with this Agreement.

                                    (b)      DELIVERY OF CERTIFICATES. Each
                           Senior Preferred Investor may effect its participation in the sale by delivering to the Selling Stockholder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the Senior Preferred Conversion Shares which such Senior Preferred Investor elects to sell."

                  2.4. TRANSFER. Section 1.3 of the Co-Sale Agreement is hereby amended and restated in its entirety as follows:

                           "The stock certificate or certificates which a Senior Preferred Investor delivers to the Selling Stockholder pursuant to Section 1.2 shall be delivered by such Selling Stockholder to the prospective purchaser in consummation of the sale pursuant to the terms and conditions specified in

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                           the Notice, and such Selling Stockholder shall
                           promptly thereafter remit to such Senior Preferred Investor that portion of the sale proceeds to which such Senior Preferred Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase Senior Preferred Conversion Shares from a Senior Preferred Investor exercising its Co-Sale Right hereunder, the Selling Stockholder shall not sell to such prospective purchaser or purchasers any Shares unless and until, simultaneously with such sale, the Selling Stockholder shall purchase such Senior Preferred Conversion Shares from such Senior Preferred Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Notice (which terms and conditions shall be no less favorable than those governing the sale to the purchaser by the Selling Stockholder)."

                  2.5. PERMITTED TRANSACTIONS. Section 1.5 of the Co-Sale Agreement is hereby amended and restated in its entirety as follows:

                           "The provisions of Section 1 of this Agreement shall not pertain or apply to any transfer (i) to a Stockholder's ancestors, descendants or spouse or to a trust for their benefit; (ii) to an affiliate (as such term is defined under the Securities Act of 1933, as amended (the "Securities Act")) of a Stockholder (in the case of a Stockholder that is an entity) or, if such investor is an investment fund, to an investment fund under common management; (iii) to a successor trustee or successor fiduciary (in the case of a Stockholder that is an employee benefit plan); or (iv) to a partner, a retired partner, member or retired member or shareholder of a Stockholder, or to the estate of any such partner or member or shareholder (in the case of a Stockholder that is a partnership or limited liability company or corporation), provided, that (i) the Stockholder(s) shall inform the Company and the Investors of any such transfer prior to effecting it, and (ii) the transferee (each a "Permitted Transferee") shall furnish the Company and the Investors with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the transferring Stockholder."

                  2.6. DRAG-ALONG RIGHT. Section 1.7 of the Co-Sale Agreement is hereby amended as follows:

                           (a) By deleting the last sentence of Section 1.7(a) and replacing it with the following:

                           "For purposes of this Agreement, "Drag-Along Holders" shall mean (i) from the date of this Agreement through the second anniversary of this Agreement (the "Second Anniversary"), Investors holding a majority of the then outstanding shares of Series A Preferred Stock and 55% of the Senior Preferred Stock (treating them on an as converted basis and as

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                           separate classes) and (ii) after the Second
                           Anniversary, shall mean Investors holding a majority of the then outstanding shares of Series A Preferred Stock and Senior Preferred Stock (treating them on an as converted basis and as a single class)."

                           (b) By adding a new subclause to the end of such section, which will be and read as follows:

                           "(e)     Notwithstanding anything to the contrary
                           herein, no Stockholder that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), shall be required to sell his or its Shares if there is a reasonable likelihood that such sale would constitute a non-exempt prohibited transaction under Section 406 of ERISA, provided that such stockholder shall have availed itself of any applicable prohibited transaction class exemptions."

                  2.7.     AMENDMENT OF CERTAIN REFERENCES. The references in
         Section 2.1 of the Co-Sale Agreement to "Series B Preferred Stock" are hereby amended to be references to "Senior Preferred Stock."

                  2.8. AMENDMENTS AND WAIVERS. Section 4.2 of the Co-Sale Agreement is hereby amended and restated in its entirety as follows:

                           "Any term of this Agreement may be amended or waived only with the written consent of the Company, the Key Employees holding at least a majority of the Shares held by all Key Employees, holders of at least a majority of the Series A Preferred Stock and holders of at least 55% of the Senior Preferred Stock held by the Senior Preferred Investors. Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon the Company and the Stockholders and each of their respective successors and assigns; provided that no such amendment shall be effective (a) with respect to the Other Stockholders that purports to alter any obligations of the Other Stockholders hereunder without the written consent of a majority (by number of Shares held) of the Other Stockholders, or (b) with respect to the holders of the Series C Preferred Stock if such amendment has the effect of affecting the holders of the Series C Preferred Stock (i) in a manner different than the holders of the Series B Preferred Stock and (ii) in a manner adverse to the interests of the holders of the Series C Preferred Stock without the written consent of the holders of at least eighty percent (80%) of the then outstanding shares of the Series C Preferred Stock. Notwithstanding the foregoing, Exhibit C-1 and Exhibit C-3 may be amended by the Company solely to add new parties as Other Stockholders and/or Key Employees, as the case may be, without the consent of any other party hereto, and in each such case, the Company shall promptly notify each other party hereto with respect to the addition of such new party or parties and the number and types of Shares held by such new party or parties."

                  2.9. OTHER STOCKHOLDER AND KEY EMPLOYEE SIGNATURE PAGES. The first sentence of the first paragraph of the "Other Stockholder" Signature Page and the "Key Employee" Signature Page, as set forth on Exhibit C-2 and Exhibit C-4, respectively, to the Co-Sale Agreement, is hereby amended in its entirety to read as follows:

                           "By execution and delivery of this signature page, the undersigned hereby agrees to become an [Other Stockholder/Key Employee (as applicable)], as defined in that certain Amended and Restated Right of First Refusal and Co-Sale Agreement by and among Pharmion Corporation, a Delaware corporation (the "Company"), the Founders, the Investors, the Other Stockholders and the Key Employees (as defined therein), dated as of October 11, 2002, and as may have otherwise been amended prior to the date hereof (as amended, the "Co-Sale Agreement")."

                  2.10. ADDITION OF EXHIBIT. The Co-Sale Agreement is hereby amended by adding thereto a new exhibit, identified as Exhibit D, which shall be the same as Exhibit C to this Omnibus Agreement.

                  2.11. ADDITION OF SERIES C INVESTORS AS PARTIES TO THE CO-SALE AGREEMENT. By their signature to this Omnibus Agreement, each of the Series C Investors is hereby added as a party to the Co-Sale Agreement, effective as of the date hereof.

         3. AMENDMENT AND WAIVER OF THE VOTING AGREEMENT. Pursuant to the amendment and waiver provisions of the Voting Agreement, the Company, the Founders, holders of a majority of the Series A Preferred Stock, holders of 55% of the Series B Preferred Stock, Nomura International plc ("Nomura"), ProQuest Investments II, L.P. ("ProQuest") and New Enterprise Associates 10, Limited Partnership ("NEA") hereby agree to amend the Voting Agreement as follows:

                  3.1. PREAMBLE AND RECITALS. The Preamble and Recitals to the Voting Agreement are hereby amended and restated in their entirety as follows:

                           "This Amended and Restated Voting Agreement (the "Agreement") is made as of the 11th day of October 2002, by and among Pharmion Corporation, a Delaware corporation (the "Company"), Patrick Mahaffy and Judith Hemberger (the "Founders"), the investors listed on Exhibit A hereto, each of which is herein referred to as a "Series A Investor," the investors listed on Exhibit B hereto, each of which is herein referred to as a "Series B Investor," the investors listed on Exhibit C hereto, each of which is herein referred to as a "Series C Investor" (together with the Series B Investors, the "Senior Preferred Investors" and each such Series A Investor, Series B Investor and Series C Investor further collectively being referred to as an "Investor"), who become parties to this Agreement by executing and delivering a Financing Signature Page (as defined in the Purchase Agreement referred to below).

                                                RECITALS

                           The Company, the Founders and the Series A Investors entered into a Voting Agreement, dated January 5, 2000, in connection with the sale of Series A-1 Preferred Stock and Series A-2 Preferred Stock of the Company (collectively, the "Series A Preferred Stock") to the Series A Investors (the "Original Agreement").

                           The Company, the Founders, the Series A Investors and the Series B Investors entered into an Amended and Restated Voting Agreement (the "Amended Agreement"), dated as of November 30, 2001, in connection with the sale of Series B Preferred Stock of the Company (the "Series B Preferred Stock") to the Series B Investors. In accordance with the Amended Agreement, the Board of Directors of the Company presently consists of two (2) Directors designated by the Series A Investors, two (2) Directors designated by the Founders, three (3) Directors designated by the Series B Investors and one (1) non-employee Director.

                           The Company and the Series C Investors have entered into a Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of even date hereof pursuant to which the Company desires to sell to the Series C Investors, and the Series C Investors desire to purchase from the Company, shares of the Company's Series C Preferred Stock (the "Series C Preferred Stock" and, together with the Series B Preferred Stock, the "Senior Preferred Stock"). A condition to the Series C Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Investors enter into this Agreement for the purpose of maintaining the present structure of the Board of Directors of the Company. The Company, the Series A Investors and the Series B Investors each desire to induce the Series C Investors to purchase shares of Series C Preferred Stock pursuant to the Purchase Agreement by agreeing to enter into this Agreement."

                  3.2. DEFINITION OF PARTIES. The definition of the "Parties" in Section 1.1 of the Voting Agreement is hereby amended to further include the Series C Investors.

                  3.3. AMENDMENT OF CERTAIN REFERENCES. The references in Sections 1.2, 3.1(c) and 4.2 of the Voting Agreement to the "Series B Preferred Stock" are hereby amended to be references to "Senior Preferred Stock."

                  3.4. ADDITION OF EXHIBIT. The Voting Agreement is hereby amended by adding thereto a new exhibit, identified as Exhibit C, which shall be the same as Exhibit C to this Omnibus Agreement.

                  3.5. ADDITION OF SERIES C INVESTORS AS PARTIES TO THE VOTING AGREEMENT. By their signature to this Omnibus Agreement, each of the Series C Investors is hereby added as a party to the Voting Agreement, effective as of the date hereof.

         4.       MISCELLANEOUS.

                  4.1. SEVERABILITY. If one or more provisions of this Omnibus Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Omnibus Agreement, (b) the balance of the Omnibus Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Omnibus Agreement shall be enforceable in accordance with its terms.

                  4.2. GOVERNING LAW. This Omnibus Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

                  4.3. COUNTERPARTS. This Omnibus Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. The signature by a stockholder of the Company executing this Omnibus Agreement shall be deemed the signature of such person in his, her or its capacity as the holder of all such shares of capital stock of the Company held by such person on the date hereof. This Omnibus Agreement may be signed by facsimile signatures.

                  4.4. TITLES AND SUBTITLES. The titles and subtitles used in this Omnibus Agreement are used for convenience only and are not to be considered in construing or interpreting this Omnibus Agreement.

                  4.5. EFFECTIVENESS OF AGREEMENT. This Omnibus Agreement shall become effective when signed by the Company, the Founders, the holders of a majority of the Series A Preferred Stock, the holders of 55% of the Series B Preferred Stock, Nomura, ProQuest, NEA and the Series C Investors holding shares of Series C Preferred Stock on the date first recited above.

                            [Signature Pages Follow]

         The parties have executed this Omnibus Agreement as of the date first written above.

                                        COMPANY:

                                        PHARMION CORPORATION

                                        By: /s/ Patrick J. Mahaffy
                                            -----------------------
                                        Name: /s? Patrick J. Mahaffy
                                        ----------------------------
                                        Title: President & CEO

                                        Address: 2525 28th Street
                                                 Boulder, Colorado 80301

                                        Fax Number: (303) 449-0569

                                        FOUNDERS:

                                        /s/ Patrick J. Mahaffy
                                        ----------------------------------------
                                        Patrick J. Mahaffy

                                        Address: 2525 28th Street
                                                 Boulder, Colorado 80301

                                        Fax Number: (303) 449-0569

                                        /s/ Judith A. Hemberger
                                        ----------------------------------------
                                        Judith A. Hemberger

                                        Address: 2525 28th Street
                                                 Boulder, Colorado 80301

                                        Fax Number: (303) 449-0569

                                        INVESTORS:

                                        VERSANT VENTURE CAPITAL I, L.P.

                                        By: Versant Ventures I, LLC

                                        By: /s/ Brian Atwood
                                            ------------------------------------

                                        Name: Brian Atwood
                                                      (print)
                                        Title: Managing Director

                                        Address: 3000 Sand Hill Road
                                                 BLDG. 1 - Suite 260
                                                 Menlo Park, CA 94025

                                        VERSANT SIDE FUND I, L.P.

                                        By: Versant Ventures I, LLC

                                        By: /s/ Brian Atwood
                                            ------------------------------------

                                        Name:  Brian Atwood
                                                       (print)
                                        Title: Managing Director

                                        Address: 3000 Sand Hill Road
                                                 BLDG. 1 - Suite 260
                                                 Menlo Park, CA 94025

                                        VERSANT AFFILIATES FUND 1-A, L.P.

                                        By: /s/ Brian Atwood
                                            ------------------------------------

                                        By: ____________________________________

                                        Name: Brian Atwood
                                                      (print)
                                        Title: Managing Director

                                        Address: 3000 Sand Hill Road
                                                 BLDG. 1 - Suite 260
                                                 Menlo Park, CA 94025

                                        VERSANT AFFILIATES FUND 1-B, L.P.

                                        By: /s/ Brian Atwood
                                            ------------------------------------

                                        By: ____________________________________

                                        Name: Brian Atwood
                                                 (print)
                                        Title: Managing Director

                                        Address: 3000 Sand Hill Road
                                                 BLDG. 1 - Suite 260
                                                 Menlo Park, CA 94025

                                        DOMAIN PARTNERS IV, L.P.

                                        By: One Palmer Square Associates IV,
                                            L.L.C., its General Partner

                                        By: /s/ James C. Blair
                                            ------------------------------------
                                                James C. Blair

                                        Title: Managing Member

                                        Address: One Palmer Square
                                                 Princeton, NJ 08542

                                        DP IV ASSOCIATES, L.P.

                                        By: One Palmer Square Associates IV,
                                            L.L.C., its General Partner

                                        By: /s/ James C. Blair
                                            ------------------------------------
                                                James C. Blair

                                        Title: Managing Member

                                        Address: One Palmer Square
                                                 Princeton, NJ 08542

                                        DOMAIN ASSOCIATES, L.L.C.

                                        By: /s/ James C. Blair
                                            ------------------------------------

                                        By: ____________________________________

                                        Name: James C. Blair
                                                        (print)
                                        Title: Managing Member

                                        Address:

                                        ABERDARE VENTURES, L.P.

                                        By: Aberdare GP, L.L.C., its General
                                            Partner

                                        By: /s/ Paul H. Klingenstein
                                            ------------------------------------
                                                Paul H. Klingenstein

                                        Title: Managing Partner

                                        Address: One Embarcadero Center, #4000
                                                 San Francisco, CA
                                                 94111

                                        ABINGWORTH BIOVENTURES II
                                        SICAV

                                        By: /s/ Genevieve BLAUEN
                                            ------------------------------------

                                        By: /s/ Gerard MULLER
                                            ------------------------------------

                                        Name: Genevieve BLAUEN
                                              -----------------
                                              /s/ Gerard MULLER
                                                        (print)
                                        Title: Company Secretary Mandatory

                                        Address: 231 Val Des Bous Malade
                                                 Kirchberg - 2121
                                                 LUXEMBOURG

                                        ROGER G. KENNEDY

                                        /s/ Roger G. Kennedy
                                        ----------------------------------------

                                        Address: 855 El Caminito
                                                 Santa Fe, New Mexico 87505

                                        TECHNOGEN ENTERPRISES LLC

                                        By: /s/ Isaac Stein
                                            ------------------------------------

                                        By: ____________________________________

                                        Name: Isaac Stein
                                                         (print)
                                        Title: Member

                                        Address: P.O. Box 2088
                                                 Menlo Park, CA 94026

                                        JAMES C. YOUNG

                                        /s/ James C. Young
                                        ----------------------------------------

                                        Address: 118 East Platte Avenue
                                                 Colorado Springs, CO 80903

                                        ANN YOUNG

                                        /s/ Ann H. Young
                                        ----------------------------------------

                                        Address: 118 East Platte Avenue
                                                 Colorado Springs, CO 80903

                                        CAM GARNER

                                        /s/ Cam Garner
                                        ----------------------------------------

                                        Address: 6363 Greenwich Dr.
                                                 San Diego, CA 92122

                                        PETER H. JAKES and KAREN S. JAKES

                                        /s/ Peter H. Jakes  /s/ Karen S. Jakes
                                        ----------------------------------------

                                        Address: 520 East 86th Street, Apt 13-C
                                                 13-C New York, New York 10028

                                        ORRICK, HERRINGTON & SUTCLIFFE LLP

                                        By: /s/ Peter Cohn
                                            ------------------------------------

                                        By: ____________________________________

                                        Name: Peter Cohn
                                                       (print)
                                        Title: Partner

                                        Address: 1020 Marsh Road
                                                 Menlo Park, CA 94025

                                        PETER COHN, AS TRUSTEE, OR THE
                                        SUCCESSOR TRUSTEE OR TRUSTEES,
                                        U/A/D, DATED AUGUST 29, 1995, AS
                                        AMENDED, CREATING THE PETER COHN
                                        REVOCABLE TRUST.

                                        /s/ Peter Cohn
                                        ----------------------------------------
                                        Peter Cohn, Trustee

                                        NOMURA INTERNATIONAL PLC

                                        By: /s/ Denise Pollard-Knight
                                            ------------------------------------

                                        By: ____________________________________

                                        Name: Denise Pollard-Knight
                                                        (print)
                                        Title: Head of Healthcare Private
                                               Equity

                                        Address:

                                        PROQUEST INVESTMENTS II, L.P.

                                        By: /s/ Pasquale DeAngelis
                                            ------------------------------------

                                        By: ____________________________________

                                        Name: Pasquale DeAngelis
                                                        (print)
                                        Title: Chief Financial Officer

                                        Address: 600 Alexander Park, Suite
                                                 204 Princeton, NJ 08540

                                        PROQUEST INVESTMENTS II
                                        ADVISORS FUND, L.P.

                                        By: /s/ Pasquale DeAngelis
                                            ------------------------------------

                                        By: ____________________________________

                                        Name: Pasquale DeAngelis
                                                        (print)
                                        Title:  Chief Financial Officer

                                        Address: 600 Alexander Park, Suite
                                                 204 Princeton, NJ 08540

                                        BAY CITY CAPITAL FUND III, L.P.

                                        By: Bay City Capital Management III,
                                            LLC

                                        By: /s/ Sandy Zweifach
                                            ------------------------------------

                                        Name: Sandy Zweifach
                                                      (print)
                                        Title: Manager & Managing Director

                                        Address: 750 Battery St., Suite 600
                                                 San Francisco, CA 94111

                                        NEOMED INNOVATION III, L.P.

                                        By: Neomed Innovation III Limited,
                                            its General Partner

                                        By: /s/ Simon Christopher Young
                                            ------------------------------------

                                        Name: Simon Christopher Young
                                                      (print)
                                        Title: Director

                                        Address: P.O. Box 539, No. 1
                                                 WesleyStreet St. Helier,
                                                 Jersey L.I. JE4 SUT

                                        NEW ENTERPRISE ASSOCIATES 10,
                                        LIMITED PARTNERSHIP

                                        By: NEA Partners 10, Limited
                                            Partnership, its General Partner

                                        By: /s/ Eugene A. Trainer, III
                                            ------------------------------------

                                        Name: Eugene A. Trainer, III
                                                        (print)
                                        Title: Administrative General Partner

                                        Address: 1119 St. Paul Street
                                                 Baltimore, MD 21202

                                        NEA VENTURES 2001, L.P.

                                        By:

                                        By: /s/ Pamela J. Clark
                                            ------------------------------------

                                        Name: Pamela J. Clark
                                                        (print)
                                        Title: General Partner

                                        Address: 1119 St. Paul Street
                                                 Baltimore, MD 21202

                                        PAMINA S.a.

                                        By: PAMINA S.a.

                                        By: /s/ Stephane Carnot
                                            ------------------------------------

                                        Name: Stephane Carnot
                                                        (print)
                                        Title:

                                        Address: 14 Willow Road
                                                 London
                                                 NW3 1TJ
                                                 United Kingdom

                                        MONTAGU NEWHALL GLOBAL
                                        PARTNERS, L.P.

                                        By: Montagu Newhall General
                                            Partners, LP

                                        By: /s/ C. Ashton Newhall
                                            ------------------------------------

                                        Name: C. Ashton Newhall
                                                        (print)
                                        Title: General Partner

                                        Address: 4750 Owings Mills Blvd.
                                                 Owings Mills, MD 21117

                                        HFM CHARITABLE REMAINDER
                                        TRUST

                                        By:

                                        By: /s/ Roy M. Jones
                                            ------------------------------------

                                        Name: Roy M. Jones
                                                        (print)
                                        Title: Authorized Agent

                                        Address: 3060 Peachtree Road NW,
                                                 19th Floor Atlanta, GA
                                                 30305

                                        AEOW 2000 LP

                                        By:

                                        By: /s/ Bernard Osher
                                            ------------------------------------

                                        Name: Bernard Osher
                                                        (print)
                                        Title: Member Manager

                                        Address: 909 Montgomery Street,
                                                 Suite 600 San Francisco,
                                                 CA 94133

                                        MERLIN BIOMED PRIVATE EQUITY FUND, L.P.

                                        By: /s/ Dominique Semon
                                            ------------------------------------

                                        By: ____________________________________

                                        Name: Dominique Semon
                                                        (print)
                                        Title: Fund Manager

                                        Address: 230 Park Avenue
                                                 Suite 928
                                                 New York, NY 10169

                                        INVEMED FUND, L.P.

                                        By: /s/ John Baran
                                            ------------------------------------

                                        By: ____________________________________

                                        Name: John Baran
                                                        (print)
                                        Title: CFO

                                        Address: 375 Park Avenue
                                                 Suite 2205
                                                 New York, NY 10152

                                        HEALTHCAP 1999 KB

                                        By: Healthcap 1999 GP AB
                                            ------------------------------------

                                        By: /s/ Per Samuelson
                                            /s/ Staffan Lindstrand
                                            ------------------------------------

                                        Name: Per Samuelson Staffan Lindstrand
                                                        (print)
                                        Title:  Partner            Partner

                                        Address:

                                        OFCO CLUB

                                        By: Odlander, Fredrikson & Co. AB

                                        By: /s/ Per Samuelson
                                            /s/ Staffan Lindstrand
                                            ------------------------------------

                                        Name: Per Samuelson Staffan Lindstrand
                                                        (print)
                                        Title:   Partner             Partner

                                        Address:

                                        HEALTHCAP 1999 GBR

                                        By: /s/ Jurgen Busch
                                            ------------------------------------

                                        By: ____________________________________

                                        Name: Jurgen Busch
                                                        (print)
                                        Title:  Managing Director of the General
                                        Partner Healthcap 1999 GBR

                                        Address: Kurfurstendamm 48-49
                                                 10707 Berlin, GERMANY

                                        OTHER STOCKHOLDERS:

                                        KEVIN A. STANLEY

                                        ________________________________________

                                        Address: 4112 NE Pembroke Lane
                                                 Lee's Summit, MO 64064

                                        FMR CORPORATION

                                        By: ____________________________________

                                        By: ____________________________________

                                        Name:___________________________________
                                                        (print)
                                        Title:

                                        Address:

                                        ROBERT A. CONERLY

                                         /s/ Robert Conerly
                                        ----------------------------------------

                                        Address:

                                        BARRIE ALIOTH

                                         /s/ Barrie Lea Alioth
                                        ----------------------------------------

                                        Address: 926 Champion Circle
                                                 Longmont, Co 80803

                                        WILLIAM PONCY

                                         /s/ William Poncy
                                        ----------------------------------------

                                        Address: 1251 North Vire Drive
                                                 Erie, CO 80516

                                        JEFFREY DAVIS

                                         /s/ Jeff Davis
                                        ----------------------------------------

                                        Address: 4939 Sundance Square
                                                 Boulder, CO 80301

                                        PAMELA HERRIOTT

                                         /s/ Pamela Herriott
                                        ----------------------------------------

                                        Address: 582 Brainard Circle
                                                 Lafayette, CO 80026

                                        DAVE KATTERHENRICH

                                         /s/ Dave Katterhenrich
                                        ----------------------------------------

                                        Address: 4984 Somerset Drive
                                                 Prairie Village, KS 66207

                                        TERRY SHELTON

                                         /s/ Terry Shelton
                                        ----------------------------------------

                                        Address: 3404 Thornbird Street
                                                 Blue Springs, MO 64015

                                        LINDA ZIMMERMAN

                                         /s/ Linda Zimmerman
                                        ----------------------------------------

                                        Address:

                                        KATHLEEN PIEKARSKI

                                        ________________________________________

                                        Address:

                                        LINNEA TANNER

                                         /s/ Linnea Tanner
                                        ----------------------------------------

                                        Address:

                                        CATHY S. INOUYE

                                         /s/ Cathy S. Inouye
                                        ----------------------------------------

                                        Address: 2734 Meadow Mountain Trail
                                                 Lafayette, CO 80026

                                        ANDREE MICHELLE MERILEES

                                         /s/ Andree Michelle Merilees
                                        ----------------------------------------

                                        Address: 1895 Dover Street
                                                 Broomfield, CO 80020

                                        BOB REYNOLDS

                                        ________________________________________

                                        Address:

                                   EXHIBIT C-1

                               OTHER STOCKHOLDERS

                                Domain Associates, L.L.C.

                                FMR Corporation

                                HealthCap 1999 GBR

                                Aberdare Ventures, L.P.

                                Kevin A. Stanley

                                Robert A. Conerly

                                Barrie Alioth

                                William Poncy

                                Jeffrey Davis

                                Pamela Herriott

                                Dave Katterhenrich

                                Terry Shelton

                                Linda Zimmerman

                                Kathleen Piekarski

                                Cathy Inouye

                                Linnea Tanner

                                Andree Michelle Merilees

                                Bob Reynolds